As filed with the Securities and Exchange Commission on June 8, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

BRAMSHILL INCOME
PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2017

TABLE OF CONTENTS

ANNUAL LETTER	1
PERFORMANCE SUMMARY	10
EXPENSE EXAMPLE	11
ALLOCATION OF PORTFOLIO HOLDINGS	12
SCHEDULE OF INVESTMENTS	13
STATEMENT OF ASSETS AND LIABILITIES	16
STATEMENT OF OPERATIONS	17
STATEMENT OF CHANGES IN NET ASSETS	18
FINANCIAL HIGHLIGHTS	19
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
ADDITIONAL INFORMATION	27
TRUSTEES AND OFFICER INFORMATION	28
PRIVACY NOTICE	30

April 2017

Bramshill Income Performance Fund Investor Annual Letter (Unaudited)

As we complete the first year of performance for the Bramshill Income Performance Fund (BRMSX), we are encouraged by our ability to employ our fixed income strategy in a volatile and ever-changing environment for investing.  Below, we have provided a synopsis of the investment landscape for US fixed income during the past four quarters.

 2nd Quarter 2016

BRMSX launched in April 2016.  At the midpoint of 2016, we were in an investment landscape of extremes. The second quarter was characterized by macroeconomic uncertainty, confusing Federal Reserve policy, and numerous disruptive global events. Whether your expertise was credit, equities, real estate, or venture capital, investment professionals over the past few years have been required to become experts in macro analysis, especially in light of recent developments with China, oil, Brexit and the U.S. Dollar, in order to gauge the environment for risk properly. As fixed income asset managers, we desire to stick to "our process" of assessing what we know and understand, yet, the volatility of prices of securities and investments have been impacted by contributing factors beyond our normal analysis. For example, in mid-2016, many forces globally contributed to "sub-zero" sovereign yields across numerous bond markets. Our dilemma was attempting to evaluate evolving, ground-breaking central bank policies, a continuous slowdown in global GDP, and an unrelenting appetite for yield from the investment community. In our opinion, these conditions caused prices in credit and fixed income to rally based on momentum and technicals, rather than based on intrinsic value. Bramshill Investments (Bramshill) is an asset manager specializing in absolute return solutions within fixed income and other income producing assets. Our evaluation of risk and reward in 2Q16 led to conservative positioning of our portfolio as we entered the second half of 2016.

We were more active than usual during this period as increased volatility in the credit markets caused severe dislocations and hence opportunities. In the first quarter of 2016, both equity and credit markets had sold off massively. This created a tremendous opportunity in both investment grade and high yield corporate bonds.  Based on this opportunity, in 2Q16, we allocated to numerous investment grade and high yield bonds which had suffered large price declines in 1Q16. Among the corporate bonds we purchased were: ConocoPhillips, Hess Corp., Apple, Berkshire Hathaway, ArcelorMittal, Anheuser-Busch InBev, General Motors, Williams Companies Inc., Newmont Mining and Lennar. These credits ranged from AA to BB in rating and many were long in duration trading at significant discounts to par. Starting in mid-February, credit rallied significantly both in spread and yield through June. Most of these positions rallied 15-25% in price terms during this period and reached or exceeded our price targets. Therefore, we took profits on some of these positions in June and once again reverted to a more conservative position in the portfolio. In late June, we repositioned our portfolio in short duration callable preferreds, BBB corporates, and some quality high yield. We also began to allocate to two closed-end funds in the senior loan space which were yielding approximately 7%, trading at greater than 10% discounts to NAV, and held floating rate assets.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

As we ended 2Q16, consensus views called for a corporate earnings slowdown, weakening global GDP, and low inflation. This economic backdrop, combined with an accommodative Fed, led many market participants to believe low interest rates would prevail for a very long time. At Bramshill, we disagreed. We were more positive on growth and inflation than consensus. We believed the two major drags on corporate earnings from 2015, a rallying U.S. dollar and declining oil prices, had abated and would lead to stronger earnings in the second half of 2016. As a result, we anticipated a gradual rise in interest rates that could cause price deterioration for investors in long duration investment grade, municipal bonds, and treasuries. At that time, 10yr inflation break-evens in the TIPS market were approximately 1.7%. This meant a proposed investment in a 1.5% 10-year Treasury, a 2% municipal, or a taxable 3% corporate bond was most likely locking in a loss or a very minor gain vs. a projected low inflation rate. This condition was especially true if the Fed was perceived to be behind the curve on inflation (see PCE from 2Q16, chart below).   Our team at Bramshill perceived a moderate pick-up in inflation given data on wages (see Atlanta Fed Wage Growth 2Q16 chart). Therefore, in mid-2016, we maintained a very conservative duration profile on the portfolio.

PCE - Personal Consumption Expenditures Index

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

Atlanta Fed Wage Growth Tracker

                                                                                               Source: Bloomberg

Anticipating a more constructive risk environment in the latter months of 2016, we positioned our portfolio in non-interest rate sensitive credit which we believed represented the best risk/reward opportunity in fixed income at that time. Given the low absolute yield in Treasuries at that time, receiving above market coupon income while avoiding principal drawdowns remained our focus.

3rd Quarter 2016

We would term the third quarter of 2016 as unusual and a quarter to which we have had very little historical reference.  In the beginning of the quarter many sovereign bonds across the globe were trading in or trending toward negative yields.  By the end of the quarter, yields began to rise in anticipation of the early stages of inflation acceleration.  We were concerned that if the Fed was perceived to be behind the curve on inflation, as may be the case with much of the economic data at that time, then rates could adjust quickly in the months ahead.  We were prepared for such a move.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

 PCE - Personal Consumption Expenditures Index

                                                                                                              Source: Bloomberg

Atlanta Fed Wage Growth Tracker

                                                                                                      Source: Bloomberg

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

Quality fixed income securities, such as investment grade corporate bonds or municipal bonds, spread off the 10-year Treasury bond represented very little value at that time. Although risk assets such as high yield enjoyed the benefit of such exceptionally low yields throughout the third quarter, investors such as pension funds and savers continued to be harmed with very limited and low return choices.

In the third quarter, we continued to exit some of the investment grade corporate bond positions we had purchased in the spring due to the risks cited above.  Many of these securities had rallied more than 20 points from their 2016 lows and became highly interest rate sensitive. A fair number of these positions went from being traded on dollar price to being traded on spread to treasuries. For example, long duration Devon bonds had traded as low $67 in early 2016 and were not interest rate sensitive at that time.  However, three months later when these same Devon bonds were trading at $94 and had rallied to +375 bp spread over Treasuries, they became extremely correlated to interest rates. Other names we sold in the third quarter due to their rate sensitivity were long duration Apple, Hess Corp. and Newmont Mining bonds.  We sold many of these positions simply because the risk/reward dynamics had changed markedly from early 2016.  Although the duration and strength of these credits did not change much from the time of our original purchases, the third quarter's high prices on these bonds led us to the conclusion they had reached fair value at best.  On the other hand, we maintained positions in GM, Lennar, Starwood, and Legg Mason bonds which continued to have good total return potential and remained core positions during 3Q16.

In July and August 2016, we believed reported corporate earnings would be stronger than consensus expectations. This view combined with our dislike of treasury yield levels led us to initiate a partial interest rate hedge in 3Q16. This hedge allowed us to mitigate some of the interest rate volatility which was experienced in the third quarter. We also increased our exposure to two new positions in closed-end funds holding floating rate senior loans. Our view was that these funds would perform well in a rising rate environment.

4th Quarter 2016
We entered the fourth quarter of 2016 concerned and conservative regarding interest rate risk and duration.  Our portfolio was defensively positioned with many investments in floating rate securities and short duration high coupon structures as described above.  We believed positive economic conditions would lead to marginally higher interest rates across the yield curve. Much of this occurred in 4Q16.  However, we did not foresee the U.S. presidential election results and the ensuing "Trump bump" which put rising interest rates on turbo boosters. As a result of then president-elect Trump's future policies and expectations of improving growth and higher inflation, investors in the market reduced their exposure to fixed income and de-levered portfolios.  This condition, in combination with a Federal Reserve keen on hiking rates, created a perfect storm for the fixed income markets. As interest rates increased, the Treasury yield curve flattened with short and intermediate duration securities significantly underperforming.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

The Bramshill Income Performance Fund's portfolio began the fourth quarter with duration of 1.6 years. We positioned our investments strategically in a barbell fashion. Approximately 70% of our portfolio consisted of: short dated treasuries, short dated corporate securities (i.e. MCD 2.10% 12/18), high coupon/short callable preferreds (i.e. HPT 7.125%), and floating rate securities (i.e. VVR, JQC closed end funds).  Both of these closed-end funds (tickers: JQC and VVR) contributed positively to our performance as interest rates rose and investors shifted funds into the loan sector.

The majority of the remaining 30% of our portfolio was positioned in longer dated BBB and BB rated corporate bonds.  Long end US corporate bonds performed remarkably well during the last 3 months of 2016 as long corporate spreads significantly tightened relative to treasuries. The positioning described herein for late 2016 contrasted markedly with many other bond managers who held short duration bullet securities in the 3-year to 10-year part of the yield curve.  Their positions were impacted severely with negative performance when intermediate rates rose more violently than expected and the yield curved flattened.  The below graph is the yield differential of 5-year vs 30-year Treasury rates:

                                                                              Source Bloomberg

Our barbell positioning in 4Q16 worked well, as our portfolio participated in corporate spread tightening and largely avoided exposure to the intermediate part of the treasury curve.

In the last three weeks of 4Q16, we slightly increased our duration to 3.7 years as price action presented an attractive risk/reward entry point. From July to December, long Treasury bonds had dropped more than 20% in price terms.  As a result, many long duration preferreds fell 8-10% in principal.  Sensing an opportunity in such securities, we reduced some of our senior floating-rate loan exposure and reallocated selectively across various preferreds. Recognizing the duration on the Bloomberg/Barclays US Aggregate Index is 5.96 years; our 3.7 year portfolio duration was still conservatively positioned as we anticipated additional investment opportunities in early 2017.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

1st Quarter 2017
In January 2017, we maintained a very defensive posture, both in terms of credit risk and rate risk.   Our concerns centered on the Fed which would likely deliver further clarity on whether the inflation outlook had increased along with economic activity. Further, the Trump administration would likely deliver their long-awaited tax proposals and infrastructure plans.  For these reasons, at that time 42% of the investments in our portfolio matured within one year. In terms of credit risk, we believed corporate spreads were at the tight end of recent ranges. In January, we took profits on some of our allocation to levered loan closed-end funds, reducing this allocation from 7% to 2.5%. These funds had rallied close to 20% in total return from our original purchases in mid-2016. In terms of other asset class exposure, we made very few adjustments to the portfolio in 1Q17. We had a meaningful position (which reached as much 35% of portfolio in 1Q17) in investment grade corporate bonds; however this position was decreased later in the quarter by some positions being called.  Our high yield exposure remained steady at approximately 4.5% of our portfolio, as we believe yields in that market (with the Bloomberg/Barclays US Corporate High Yield Index  yielding less than 6%) were not compensating investors for the embedded risks. We became favorable to the preferred sector in 1Q17. We increased that allocation to over 30% of the portfolio during the month of February.  We liked the fact that most of these financial issuers had seen large rallies in their equities (in many cases over 30% since the U.S. presidential election), while the preferred securities of these issuers have not fully recovered from their selloff in 4Q16.   We are always mindful of the interest rate risk in many preferred issues.  The structures which most attracted us are high coupon, short callables or fixed to float structures. We selectively added such positions in 1Q17 as we deployed part of our large short-term Treasury position.

Because of our conservative risk profile in 1Q17, we were poised for a correction and opportunity in the credit or rate markets.  In March 2017, volatility was elevated in both the credit and rate markets due to two events: the Fed's first rate hike of the year and Congress' failure to pass healthcare reform. The 30-year U.S. Treasury yield rose over 20 bps during the first few days of the month, before retracing that entire move as the month ended. This equated to a $5 price move both up and down in the bond. We believe such volatility will be pervasive for the rest of 2017 and highlights the advantages of active management. When the 30-year Treasury reached a 3.20% yield, we made a tactical allocation to this sector based on both fundamental and technical factors. We closed this position out near the end of March after the long bond had rallied over 4% in a week. In terms of performance, preferreds and U.S. Treasuries contributed most significantly to our 1Q17 return.

Market Outlook
We believe 2017 will be a year which will reward tactical adjustment.  In our careers, we have been required to adapt our strategy to many market and economic variables.  In 2017, these variables include: whether the Chinese economy slows again, as happened in late 2015; whether Federal Reserve policy tightens more quickly than anticipated; whether protectionism drives global trade stagnation; and whether the U.S. Dollar continues to strengthen.  If economic activity slows as a result of these headwinds, overall yields are likely to remain relatively low from a historical perspective with long end interest rates potentially declining or being capped near current levels. Credit curves would most likely steepen in this scenario as higher quality (AA/A rated) will hold in better than higher yielding securities.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

On the other hand, it seems that pro-growth policies in both the US and abroad are likely to be implemented.  Additionally, tax cuts could lead to increased consumer spending, and a modest improvement in inflation measures. This scenario would likely lead to higher interest rates both domestically and abroad. Credit spreads should tighten and risk assets would outperform as economic growth increases. Similar to 2016, these issues which affect our investments have required our investment team to become "experts" on many macroeconomic themes. One certainty, post the Trump election, is that the investment landscape has changed.  Pre-election our main concern was the Federal Reserve which was "the main game" in town.  Post the election, President Trump's policies and legislative successes are "the main game" which will dictate the economic landscape.  We see 2017 as another year which rewards active management as we constantly assess the risks and opportunities which impact fixed income portfolios. Regardless of market environments or outcomes, we stick to our consistent investment process and adhere to our stringent risk management.

At its core, the Bramshill Income Performance Fund is a total return mandate with flexibility across investment grade credit, high yield, preferreds, municipals, and treasuries. Instead of traditional hedging, we use our flexibility to advantageously move in and out of these sectors, alter security structure, rotate credit quality, shift duration, and employ short-dated treasuries to insulate our portfolio.  Our strategy remains uncorrelated to various asset classes and continues to have a low sensitivity to fluctuations in interest rates.

In the past six months, we have experienced such a market disruption as we witnessed 10yr treasury yields rise by over 100 basis points, generic preferreds move from yields of 5.25% to over 6.25%, and high quality municipal securities move lower in price by 6-8 points.  Our enthusiasm for the rest of 2017 stems from a better opportunity set in income-producing securities than has been offered in the past 18 months.   Thus, we see 2017 as a very promising year for the total return potential of our portfolio.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

DISCLAIMER

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the "Fund"). Past performance may not be indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Credit ratings referenced herein were posted by Moody's, S&P, and Fitch. AAA is the highest rating, followed by AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.

"Duration" measures the sensitivity of a fixed-income investment's price to changes in interest rates.

The Personal Consumption Expenditures Index (the "PCE Index") is collected by the U.S. Bureau of Economic Analysis and measures price changes of domestic personal consumption.

Basis point or "bp" refers to 1/100th of 1%, or .01%.

The Standard & Poor's 500 (the "S&P 500") is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ exchanges.

The Bloomberg/Barclays Capital U.S. Aggregate Index is listed as the strategy's benchmark and is intended to serve as a comparative indicator of the overall performance relative to the U.S. dollar denominated investment grade fixed rate taxable bond market. The index currently includes U.S. Treasuries, government related securities, corporate bonds, agency mortgage-backed pass-throughs, consumer asset-based securities, and commercial mortgage-backed securities.

It is not possible to invest directly in an index. Indexes are not securities in which direct investments can be made and they do not account for the fees and expenses generally associated with investable products.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

411 Hackensack Ave, 9th Floor   ▪   Hackensack, NJ 07601   ▪   (201) 708-8150   ▪    www.bramshillinvestments.com

Bramshill Income Performance Fund
PERFORMANCE SUMMARY

March 31, 2017 (Unaudited)

Comparison of a Hypothetical $250,000 Investment in the Bramshill Income Performance Fund - Institutional Class and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns
For the period ended March 31, 2017
Since Inception
Bramshill Income Performance Fund
Institutional Class *	4.63%
Bloomberg Barclays U.S. Aggregate Bond Index	0.06%

* Inception date on April 11, 2016.

Bramshill Income Performance Fund
EXPENSE EXAMPLE
March 31, 2017 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017 (the "period").

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,024.80	$ 5.55
Hypothetical 5% Return	1,000.00	1,020.05	5.54

(1)
Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund
ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Investments)
March 31, 2017 (Unaudited)

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2017

Principal
Amount		Value
	CORPORATE BONDS ― 20.3%
	BANKS ― 1.9%
	Bank of America Corp.
$2,535,000	5.750%, 12/1/2017	$2,602,279

	DIVERSIFIED FINANCIAL SERVICES ― 6.3%
	American Express Co.
745,000	5.200%, 11/15/2019 (1) (2)	761,762
	E*TRADE Financial Corp.
3,633,000	5.875%, 9/15/2026 (1) (2)	3,760,155
	Legg Mason, Inc.
4,185,000	5.625%, 1/15/2044	4,285,586
		8,807,503
	HOME BUILDERS ― 1.2%
	Lennar Corp.
1,609,000	4.875%, 12/15/2023	1,653,248

	INSURANCE ― 4.6%
	Hartford Financial Services Group, Inc. (The)
2,621,000	8.125%, 6/15/2038 (1)	2,797,918
	Prudential Financial, Inc.
3,466,000	8.875%, 6/15/2038 (1)	3,734,615
		6,532,533
	LODGING ― 2.5%
	Marriott International, Inc.
3,525,000	4.500%, 10/1/2034	3,573,060

	MEDIA ― 0.9%
	Viacom, Inc.
1,268,000	6.250%, 2/28/2057 (1)	1,280,617

	REAL ESTATE INVESTMENT TRUST ― 1.0%
	Starwood Property Trust, Inc.
1,426,000	4.375%, 4/1/2023 (5)	1,427,783

	RETAIL ― 1.9%
	McDonald's Corp.
2,704,000	2.100%, 12/7/2018	2,721,608

	TOTAL CORPORATE BONDS
	(Cost $28,575,084)	28,598,631

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2017 (Continued)

Principal
Amount		Value
	MUNICIPAL BOND ― 0.3%
	Brooklyn Arena Local Development Corp.
$370,000	6.375%, 7/15/2043 (4)	$422,259

	TOTAL MUNICIPAL BOND
	(Cost $426,899)	422,259

	U.S. GOVERNMENT NOTES ― 33.8%
	United States Treasury Notes
22,484,000	0.750%, 6/30/2017	22,479,278
24,729,000	2.625%, 1/31/2018	25,053,568

	TOTAL U.S. GOVERNMENT NOTES
	(Cost $47,545,561)	47,532,846

Number of
Shares		Value
	CLOSED-END FUNDS ― 4.3%
29,397	First Trust Intermediate Duration Preferred & Income Fund	683,186
372,089	Invesco Senior Income Trust	1,722,772
272,711	Nuveen Credit Strategies Income Fund	2,369,859
135,263	Nuveen Preferred Income Opportunities Fund	1,326,930

	TOTAL CLOSED-END FUNDS
	(Cost $5,978,249)	6,102,747

	EXCHANGE TRADED FUNDS ― 11.2%
89,899	iShares 1-3 Year Treasury Bond ETF	7,598,263
161,040	iShares Short Maturity Bond ETF	8,092,260

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $15,714,615)	15,690,523

	PREFERRED STOCKS ― 22.3%
	BANKS ― 6.7%
	First Republic Bank
131,050	6.200%, 6/1/2017 (2)	3,328,670
	Wells Fargo & Co.
230,242	8.000%, 12/15/2017 (2)	6,041,550
		9,370,220
	DIVERSIFIED FINANCIAL SERVICES ― 3.9%
	Ares Management LP
210,896	7.000%, 6/30/2021 (2)	5,538,129

	INSURANCE ― 1.6%
	Hartford Financial Services Group, Inc. (The)
72,379	7.875%, 4/15/2022 (1) (3)	2,250,987

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
SCHEDULE OF INVESTMENTS
March 31, 2017 (Continued)

Number of
Shares		Value
	PREFERRED STOCKS (Continued)
	INVESTMENT COMPANIES ― 3.0%
	Apollo Global Management LLC
48,161	6.375%, 3/15/2022 (2)	$1,211,731
	Ares Capital Corp.
79,120	5.875%, 5/1/2017 (3)	2,040,505
	KKR Financial Holdings LLC
35,343	7.500%, 5/1/2017 (3)	910,436
		4,162,672
	OIL & GAS ― 1.3%
	Hess Corp.
30,166	8.000%, 2/1/2019 (5)	1,794,877

	REAL ESTATE INVESTMENT TRUSTS ― 4.2%
	Apollo Commercial Real Estate Finance, Inc.
48,698	8.625%, 8/1/2017 (2)	1,240,874
	Digital Realty Trust, Inc.
120,489	7.375%, 3/26/2019 (2)	3,313,447
	Vornado Realty Trust
50,788	5.700%, 7/18/2017 (2)	1,294,586
		5,848,907
	SAVINGS & LOANS ― 0.5%
	New York Community Bancorp, Inc.
26,602	6.375%, 3/17/2027 (1) (2)	720,914

	UTILITIES ― 1.1%
	Entergy Arkansas, Inc.
65,828	4.900%, 12/1/2017 (3)	1,603,570

	TOTAL PREFERRED STOCKS
	(Cost $31,106,796)	31,290,276

	TOTAL INVESTMENTS ― 92.2%
	(Cost $129,347,204)	129,637,282
	Other Assets in Excess of Liabilities ― 7.8%	10,987,166
	TOTAL NET ASSETS ― 100.0%	$140,624,448

Percentages are stated as a percent of net assets.

(1) Variable Rate security. Rates disclosed as of March 31, 2017.
(2) Perpetual Bond with no stated maturity date. Date provided is next call date.
(3) Callable. Date provided is next call date.
(4) Pre-Refunded bond is escrowed with U.S. government obligations and/or U.S. government agency securities and is considered by the manager to be triple-A rated even if issuer has not applied from new ratings.

(5) Convertible.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017

Assets:
Investments in securities at value (cost $129,347,204)	$129,637,282
Cash	22,625,013
Receivables:
Investment securities sold	14,256,519
Fund shares sold	2,542,807
Dividends and interest	664,562
Prepaid expenses	16,684
Total assets	169,742,867

Liabilities:
Payables:
Investment securities purchased	28,748,156
Fund shares redeemed	134,913
Distributions to shareholders	76,792
Due to Investment Adviser	82,138
Accrued other expenses and other liabilities	76,420
Total liabilities	29,118,419

Net Assets	$140,624,448

Components of Net Assets:
Paid-in capital	$139,387,704
Undistributed net investment income	101,976
Accumulated net realized gain on investments	844,690
Net unrealized appreciation on investments	290,078
Net Assets	$140,624,448

Shares Outstanding (unlimited number of shares authorized, $0.01 par value)	13,727,524

Net Asset Value, Redemption Price and Offering Price Per Share	$10.24

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENT OF OPERATIONS
For the Period April 11, 2016* through March 31, 2017

Investment Income:
Dividend income	$1,597,286
Interest income	847,153
Total investment income	2,444,439

Expenses:
Advisory fees (Note 3)	629,317
Administration and fund accounting fees	79,590
Service fees	66,298
Transfer agent fees and expenses	42,871
Registration fees	33,043
Audit fees	20,001
Compliance fees	12,562
Custody fees	11,300
Shareholder reporting fees	10,433
Legal fees	9,919
Trustees' fees	7,379
Miscellaneous expenses	6,497
Insurance expenses	321
Total expenses	929,531
Less: Expenses waived by the Adviser	(115,120)
Net expenses	814,411
Net investment income	1,630,028

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,372,005
Net change in unrealized appreciation on investments	290,078
Net realized and unrealized gain on investments	1,662,083

Net increase in Net Assets Resulting from Operations	$3,292,111

* Inception date

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
April 11, 2016*
through
March 31, 2017
Operations:
Net investment income	$1,630,028
Net realized gain on investments	1,372,005
Net change in unrealized appreciation on investments	290,078
Net increase in net assets resulting from operations	3,292,111

Distributions to shareholders:
Net investment income	(1,632,982)
Net realized gains	(422,385)
Total distributions to shareholders	(2,055,367)

Capital Transactions:
Proceeds from shares sold	156,777,660
Reinvestment of distributions	1,555,986
Cost of shares repurchased	(18,945,942)
Net increase in net assets from capital transactions	139,387,704
Total Increase in Net Assets	140,624,448

Net Assets:
Beginning of period	-
End of period	$140,624,448
Undistributed net investment income	$101,976

Capital Share Transactions:
Shares sold	15,431,825
Shares reinvested	154,880
Shares repurchased	(1,859,181)
Net increase in shares outstanding	13,727,524

* Inception date

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period.
	For the Period
	April 11, 2016*
	through
	March 31, 2017
Net Asset Value, Beginning of Period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.22	(1)
Net realized and unrealized gain on investments	0.24
Total Income from Investment Operations	0.46

LESS DISTRIBUTIONS:
Net investment income	(0.17)
Net realized gain on investments	(0.05)
Total Distributions	(0.22)

Net Asset Value, End of Period	$10.24

Total Return	4.63%	(2) (4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$140,624
Ratio of expenses to average net assets
Before fees waived by the Adviser	1.26%	(3)
After fees waived by the Adviser	1.10%	(3)
Ratio of net investment income to average net assets
Before fees waived by the Adviser	2.05%	(3)
After fees waived by the Adviser	2.20%	(3)
Portfolio turnover rate	243%	(2)

*	Inception date.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

NOTE 1 – ORGANIZATION

Bramshill Income Performance Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company.  Bramshill Investments, LLC (the "Adviser") serves as the investment manager to the Fund.  The inception date of the Fund was April 11, 2016.  The investment objective of the Fund is to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.  The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

Level 3 - significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund's investments in each category investment type as of March 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$-	$28,598,631	$-	$28,598,631
Municipal Bond	-	422,259	-	422,259
U.S. Government Notes	-	47,532,846	-	47,532,846
Closed-End Funds	6,102,747	-	-	6,102,747
Exchange Traded Funds	15,690,523	-	-	15,690,523
Preferred Stocks	31,290,276	-	-	31,290,276
Total	$53,083,546	$76,553,736	$-	$129,637,282

See the Schedule of Investments for further detail of investment classifications.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at period end. There were no Level 3 securities held at period end.

(b) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company ("RIC") under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities.  As of and during the period ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. The Fund has not currently filed any tax returns; generally, tax authorities can examine tax returns filed for the preceding three years.

(c) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

(d) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2017, the Fund did not hold any restricted securities.

(e) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund's custodian.  This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits.  As of March 31, 2017, the Fund held $22,375,013 as cash reserves at U.S. Bank, N.A. ("U.S. Bank") that exceeded the FDIC insurance limit.

(f) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered.  Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

NOTE 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers' commissions, and other charges relating to the purchase and sale of the Fund's portfolio securities. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the period in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For the period ended March 31, 2017, the waived expenses by the Adviser were $115,120.

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund's administrator and transfer agent.  U.S. Bank serves as the Fund's custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund's distributor and principal underwriter.

The Independent Trustees were paid $7,379 for their services and reimbursement of travel expenses during the period ended March 31, 2017. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the period ended March 31, 2017, were as follows:

Purchases	$212,463,896
Sales	$133,077,187

Purchases and sales of investment securities for in-kind transactions for the period ended March 31, 2017, were as follows:

Purchases	$491,126
Sales	$ -

NOTE 5 – Federal Income Tax Information

At March 31, 2017, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$129,467,154
Gross Unrealized Appreciation	1,070.480
Gross Unrealized Depreciation	(900,352)
$170,128

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related reclassifications of paydown gains and losses on mortgage backed securities, foreign currency gains and losses, and amortization adjustments made for reporting purposes. The following reclassifications were the result of book to tax differences resulting from income earned and distributions received from partnerships and have no impact on the net assets of the Fund.  For the period ended March 31, 2017, permanent differences in book and tax accounting have been reclassified to capital, undistributed net investment income and accumulated realized gain as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid In Capital
$ 104,930	$ (104,930)	$ -

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

The tax character of distributions paid during the period ended March 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income	$2,055,367
Total Distributions Paid	$2,055,367

As of March 31, 2017, the components of accumulated earnings were as follows:

Undistributed Ordinary Income	$1,043,025
Undistributed Long-term Capital Gains	23,591
Accumulated Earnings	1,066,616
Unrealized Appreciation (Depreciation)	170,128
Total Accumulated Earnings (Deficit)	$1,236,744

NOTE 6 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.  During the period ended March 31, 2017, the Fund did not draw on this line of credit.

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  Subsequent to the period end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distributions
4/27/2017	4/28/2017	$ 0.014150

The Fund has determined that there were no other subsequent events that would need to be disclosed in the Fund's financial statements.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

NOTE 9 – New Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.  Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Bramshill Income Performance Fund

We have audited the accompanying statements of assets and liabilities of the Bramshill Income Performance Fund (the "Fund"), each a series of shares of beneficial interest in the Trust for Advised Portfolios, including the schedule of investments, as of March 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 11, 2016 (commencement of operations) to March 31, 2017.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bramshill Income Performance Fund as of March 31, 2017 and the results of its operations, the changes in its net assets and the financial highlights for the period April 11, 2016 to March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 25, 2017

Bramshill Income Performance Fund
ADDITIONAL INFORMATION
March 31, 2017 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC's website at  ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information
For the period ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 24.13%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2017 was 20.28%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 20.55%.

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Papst 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee

Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm	4	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance a nd Higher Education USA Jesuit Conference, followed by a one year Sabbatical	4	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	4	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC	4	None

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)   Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)   The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)   Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Bramshill Investments, LLC
411 Hackensack Avenue, 9th Floor
Hackensack, NJ 07601

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the "audit committee financial expert" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no "Other services" provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	FYE 03/31/2017	FYE 03/31/2016
Audit Fees	$17,000	N/A
Audit-Related Fees	None	N/A
Tax Fees	$3,000	N/A
All Other Fees	None	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bramshill Income Performance Fund
	FYE 03/31/2017	FYE 03/31/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 03/31/2017	FYE 03/31/2016
Registrant	N/A	N/A
Registrant's Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Advised Portfolios

By (Signature and Title) /s/ Christopher E. Kashmerick
                                           Christopher E. Kashmerick, President

Date June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher E. Kashmerick
                                           Christopher E. Kashmerick, President

Date June 5, 2017

By (Signature and Title) /s/ Russell B. Simon
                                           Russell B. Simon, Treasurer

Date June 5, 2017

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